Exhibit 99.1

CAGNY 2007

Gary Rodkin CEO ConAgra Foods CAGNY 2007

This presentation, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, the companies ability to execute its operating and restructuring plans, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the ultimate impact of the recent product recall, access to capital, actions of governments and regulatory factors affecting the company's businesses and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made. This presentation includes certain "non-GAAP" financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures and presented in accordance with Generally Accepted Accounting Principles located in the appendix of this presentation. Note on Forward-Looking Statements

Reinventing ConAgra Foods The Way We Were: Stagnant Top Line Weak Margins Unacceptable ROIC Earnings Surprises

Reinventing ConAgra Foods Causes: Individual Operating Companies Lack of Operating Discipline Unwieldy Portfolio Underinvestment

Reinventing ConAgra Foods Must Do’s: Rewire...to unleash a better way Attack Cost Structure and Enhance Margins... to fund growth Optimize the Portfolio...to drive return on investment Innovate...to achieve sustainable growth Exceed Customer and Consumer Expectations... to deliver the promise Nourish Our People...to build a winning culture

Reinventing ConAgra Foods Enablers: Culture Organization Revamped Portfolio Core 2007-2009 Financial Goals as Outlined Last March Sales: ramp to 2-3% annual growth, EBIT Margins: + 75 -100 bps/yr, and EPS: +7-9% growth per year

Culture

New Operating Principles + Clear Vision + Appropriate Incentives = Better Execution and Engaged Team Changing Behavior - How?

Simplicity, Accountability, Collaboration Execute with Excellence

New Operating Principles + Changing Behavior - How? + Appropriate Incentives = Better Execution and Engaged Team Clear Vision

Our Vision company growing by nourishing lives and finding a better way today one bite at a time!

New Operating Principles + Clear Vision + Changing Behavior - How? Appropriate Incentives = Better Execution and Engaged Team

Rewards Drive Behavior Performance Management Annual Bonus Long Term Award

Rewards Drive Behavior: Annual Performance Management Business Results Simplicity, Accountability, Collaboration Annual Performance Management: Driven by Both Role Model Behavior and Results

Rewards Drive Behavior Getting to One Annual Bonus Pool

Rewards Drive Behavior Cost Savings Multiplier Bonus Eligibility: Meeting Profit Objectives Fiscal 2007 Bonus Multiplier for Achieving Cost Savings Higher Bonus Lower Bonus 20% Modifier Based on Sustainable Cost Savings

Rewards Drive Behavior Top Line Growth Multiplier Bonus Eligibility: Meeting Profit Objectives Fiscal 2008 Bonus Multiplier for Achieving Top Line Growth Higher Bonus Lower Bonus 20% Modifier Based on Top Line Growth

Rewards Drive Behavior Long-term Incentives: Structured Around a Combination of EBIT Growth and ROIC Improvement EBIT Performance ROIC Performance Significant Reward: Combination of EBIT, ROIC Growth Decline Flat Growth Growth Flat Decline

Organization

Organization Get The Wiring Right Get The Right People

Getting the Wiring Right Before After

The Right People - Essentially a New Team New to CAG or job Gary Rodkin President & CEO Greg Heckman President & COO Commercial Products Dean Hollis President & COO Consumer Foods Jim Hardy EVP Product Supply Doug Knudsen President Sales Owen Johnson EVP & Chief Administrative Officer Andre Hawaux EVP & Chief Financial Officer Rob Sharpe EVP Legal & External Affairs Dr. Al Bolles EVP Product Quality & Development King Pouw SVP Business Transformation Pete Perez SVP Human Resources Joan Chow EVP and Chief Marketing Officer

Portfolio

Removing Businesses that didn’t make sense Competitive Position Innovation Potential Complexity Volatility Margins Revamped Portfolio: Early Divestitures Smithfield Foods Completes Acquisition of ConAgra Foods Refrigerated Meats Business October 2, 2006

Revamped Portfolio: Brand Prioritization 27% 73% Total CAG exc. Trading/ Merchandising 30% 70% Food & Ingredients 25% All Other 75% Priority Investment Brands Consumer Foods & International Priority Investment Brands for Consumer Foods Segment up 3% in H1 Fiscal 2007

Progress to Date

Results: Improved Margins First Half Financial Progress: H1 EPS Above Our Expectations - Margins up Significantly Consumer Foods Segment Gross Margins 28% 31% +300 bps H1 FY06 H1 FY07

Consumer Foods Gross Profit Improvement H1 FY 07 H1 FY 06 = $900 MM Inflation + $60MM = $1B + $50MM + $50MM Transportation, Warehousing and Other Manufacturing Procurement - $60MM = 300 bps Improvement

Getting a Healthy Base

Eliminating Rented Volume Getting a Healthy Base Banquet, ACT II, Spreads - 4% + 26% FY 07 First Half Sales PBT

Results: A Measurable Cultural Difference

- "I am proud to work at ConAgra Foods"

High Performing Norm	CAG	1 Yr Change
75%	79%	+14 points

- "Leadership is doing the right things to make changes needed so ConAgra can compete effectively"

High Performing Norm	CAG	1 Yr Change
62%	73%	+40 points

Source: December 2006 – CAG Watson Wyatt Survey

ConAgra Foods

What’s Next?

Creating Disciplined Growth Top Line and ROIC Knocking Down Silos Delivering “Sticky” Innovation Marketing with an ROI Mentality Smart Selling

Knocking Down Silos

Knocking Down Silos

Knocking Down Silos

Delivering “Sticky” Innovation Fewer, Bigger, Better...and Faster!

“Sticky” Innovation: Investment Parameters Size Protectability Step Changing Margin Accretive Health and Wellness Focus Leveraging our Assets

Innovation Results Significant New Products in first half ’08 Tasting Day in Omaha

Marketing with an ROI Mentality Focus on high opportunity brands yields favorable results in First Half Fiscal 2007 A&P Increase + 10% + 39% Sales Increase

Smart Selling Gold Store Progress Customer Service Channel Growth Trade Spend Effectiveness From “Chase the Case”...to “Build the Base”

Top Line Growth Levers Quick Hit Innovation Brand Prioritization Gold Store Execution Trade Spend Effectiveness Channel Expansion More and Better A&P Achieving 2-3% Annual Sales Growth Big Bang Innovation

Build Sustainability to Deliver Consistency Embed a Focused ROI Culture Strengthen Core Equities Capture Innovation Potential Capitalize on Runway of Productivity Expand Margins and Grow ROIC Become Fiscally Fit

Jim Hardy EVP-Product Supply ConAgra Foods CAGNY 2007

Link and Leverage Product Supply Opportunity Ahead

Before All Reported to Different Leaders, No Integration Procurement Logistics Engineering Procurement Customer Service Manufacturing

After Fully Integrated Supply Chain Organization Customer Service Logistics Manufacturing Engineering Represents =$9B of cost Procurement

Cost Focus Minimum Annual Productivity % =3% Logistics $1B =3-5% Manufacturing Productivity $2B =3% Procurement $5.5-$6B Annual Spend $B Fixed Costs $100MM / year by 2009, ongoing

Short-Term Opportunity Cover Inflation & Improve Consumer Foods Gross Margins by at least 2.5 Points Between 2008-2010

Variable Cost Savings – Procurement Large and fragmented supply base Lack of strategic supplier relationships Un-leveraged procurement organization Too many specifications Reduced supply base Full year target of 30% Developed a Supplier Relationship strategy 5 key partnerships Deployed Clean sheet tool to deliver significant savings Established 9 Strategic Component Teams to reduce complexity Opportunity Accomplished to Date

Variable Cost Savings – Manufacturing Current Overall Equipment Effectiveness (OEE) = 50% No standard enterprise process < 20% of operations are 7 day OEE = 67% ConAgra Performance System is our integrated manufacturing strategy Cost savings exceeding plan Eliminating under utilized assets Opportunity Accomplished to Date

Variable Cost Savings – Logistics Not leveraging our scale Too much inventory Too many product touches Limited regional manufacturing capability Reduced temperature controlled carriers by 80% Reduced finished product inventory by 15% with highest service levels to date Direct Plant Shipments up 75% in our Frozen business unit Multi-phase plan to establish regional manufacturing capability Opportunity Accomplished to Date

Fixed Cost Savings / Plant Rationalization Long Runway Ahead Plant Rationalization Close 10-12 plants: Phase I Phase II: Stay Tuned Divestitures Sell 22 plants Status: Complete Stay Tuned Announced 8 closures to date...

Enterprise Product Supply Vision The Enterprise Product Supply team creates sustainable competitive advantage through Putting Consumers First Helping our Customers Succeed Creating Shareholder Value

Enterprise Product Supply Vision We deliver this by engaging associates in continuous improvement of: Quality Customer Service Safety Cost Innovation

Regional Manufacturing Strategy Drive Direct Plant Ship to reduce miles and touches Leverage SAP to drive out cost Ingredient Rationalization Significant Runway Ahead Leverage Strategic Partnerships Drive OEE to 85%

Andre Hawaux EVP & CFO ConAgra Foods CAGNY 2007

 Financial Expectations Report Card on 2007 Performance Smart Choices in Back Half of 2007 2008 – 2010 Financial Outlook All guidance discussed in this section excludes items impacting comparability. The impact on guidance of the Peter Pan Peanut Butter recall had not been determined at the time this presentation was printed and is addressed in our February 20, 2007 press release. See Appendix B for reconciliations of non-GAAP financial measures for Regulation G compliance purposes.

Financial Expectations: FY 2007 FY07: $1.28 - $1.33* Cost Savings Driving Year’s Progress Divestiture Proceeds Strengthened Balance Sheet Trading Better Than Expected in First Half Modest Sales Performance as Planned *Predates impact of Peter Pan Peanut Butter recall. See February 20, 2007 press release.

Smart Choices in Back Half of 2007: Supporting Our Long Term Goals Increased and Focused A&P Investments Focusing on a Healthy Base Not Chasing Bad Volume Driving Cultural Imperatives Deep Into Organization Simplicity Accountability Collaboration

2008 – 2010 Financial Goals Sales: 2-3% Annual Growth Stepped Up Marketing = 6-7% of Consumer Foods Sales Innovation Prioritized Portfolio Sales Growth / Margin Expansion EPS Acceleration / ROIC Improvement

2008 – 2010 Financial Goals Costs: Supply Chain Savings > Inflation Inflation 2 to 3% per year Long Runway in Supply Chain Simplification Eliminates Waste Sales Growth / Margin Expansion EPS Acceleration / ROIC Improvement

2008 – 2010 Financial Goals Margins: Consumer Margins Making Steady Progress Towards Industry Peers Consumer Foods Operating Margin Grows at least 2.5 points from ‘07 end point Pricing Innovation Trade Spend Management Sales Growth / Margin Expansion EPS Acceleration / ROIC Improvement

2008 – 2010 Financial Goals Capital / Cash Flow: ROIC from 11% to 13% CAPEX $425 - $450 MM per Year Depr. $360 - $380 MM per Year Working Capital – Modest Source of Cash Share Buy Back Benchmark for Capital Allocation At least $.10 EPS from Share Repurchases or Interest Income by 2010 Sales Growth / Margin Expansion EPS Acceleration / ROIC Improvement

2008 – 2010 Financial Goals See Appendix A for additional summary Consumer Foods Operating from 16% to 18.5% + Innovation Trade spend management Consumer Margins Making Progress Towards Industry Peers Margins Inflation 2 to 3% per year Long Runway in Supply Chain Simplification Eliminates Waste Supply Chain Savings > Inflation Costs CAPEX $425 – $450 mm per year Depr. $360 – $380 mm per year Working capital – modest source of cash Share buy back benchmark for cash At least $.10 of EPS from share repurchases or interest income by 2010 ROIC from 11% to 13% Capital/Cash Flow Stepped up marketing = 6%-7% of Consumer Foods Sales Innovation Prioritized Portfolio 2-3 % Growth Sales EPS 8% to 10% CAGR 2008 - 2010

Summary – Key Take Aways Delivering FY 2007 EPS Making Smart Choices in Back Half of 2007 2008 – 2010 Financial Goals are Achievable

Appendix A: Summary of Financial Goals Ramps to 12% ~ 10% Total CAG EBIT Margins 18% - 20% 16% Consumer Foods Operating Margins* 12% - 13% ~ 11% ROIC 8 - 10% CAGR $1. 28 - $1.33 EPS 2 - 3% Annual Growth Modest Sales 2008 - 2010 2007 *Segment Margin – unallocated corporate expenses reported separately All guidance discussed in this section excludes items impacting comparability. The impact on guidance of the Peter Pan Peanut Butter recall had not been determined at the time this presentation was printed and is addressed in our February 20, 2007 press release. See Appendix B for reconciliations of non-GAAP financial measures for Regulation G compliance purposes.

Appendix B: Forward-Looking FY07 EPS Reconciliation

	H1 FY07
Diluted EPS – Income From Continuing Operations	**$ 0.61**
Restructuring Charges	**0.10**
Non-Core Asset Sales	**(0.03)**
After-Tax Benefit from Sale of Malt JV	**(0.02)**
Legal Settlement	**(0.01)**
Franchise Tax Resolution	**(0.01)**
Unfavorable Tax Resolutions and Changes in Estimates	**0.02**
Diluted EPS – Income from Continuing Operations, Excluding Comparability Items	**$ 0.66**

Prior to consideration of any impact of the Peter Pan Peanut Butter recall (which impact had not been determined at the time this presentation was printed), management expected H2 FY 07 diluted EPS, excluding comparability items, in the range of $0.62 to $0.67 per share. This includes approximately $0.01 per share from the impact of share repurchases. The timing and amount of items impacting comparability in the second half makes a more detailed reconciliation of expected FY07 diluted EPS impracticable. The expected impact on FY 07 diluted EPS of the peanut butter recall is addressed in a February 20, 2007 press release.

ConAgra Foods

Appendix B: Forward-Looking FY07 EBIT and EBIT Margin Reconciliation 10.7% - 10.3% EBIT Margin (%) FY07 Forecast (7) Franchise Tax Resolution 140 Restructuring Charges (21) Non-Core Asset Sales (8) Legal Settlement $ 1,234 EBIT, Excluding Comparability Items Represents management’s best estimate for FY 07 before the impact of the Peter Pan Peanut Butter recall, which impact had not been determined at the time this presentation was printed. The estimated impact on diluted EPS of the recall is addressed in a February 20, 2007 press release. $11,500 - $ 12,000 225 $ 905 Net Sales Comparability Items: Earnings Before Interest and Taxes (EBIT), Including Comparability Items Add: Interest Expense, Net Income From Continuing Operations Before Income Taxes and Equity Method Investment Earnings (Loss) Dollars in Millions (Rounded) 1,130

Appendix B: Forward-Looking ROIC Reconciliation 10.6% Return on Invested Capital 450 Less: Cash and Cash Equivalents Represents management’s best estimate for FY 07 before the impact of the Peter Pan Peanut Butter recall, which impact had not been determined at the time this presentation was printed. The estimated impact on diluted EPS of the recall is addressed in a February 20, 2007 press release. 200 Subordinated Debt $ 7,421 Invested Capital 7,871 Total Equity and Interest Bearing Debt 3,200 21 $ 4,450 $ 790 444 $ 1,234 FY07 Forecast Senior Long-Term Debt, Excluding Current Installments Notes Payable and Current Installments of Long-term Debt Total Common Stockholders’ Equity Return Income Tax Expense (Projected 36% Rate) Earnings Before Interest and Taxes, Excluding Comparability Items Return on Invested Capital (ROIC) Dollars in Millions (Rounded)

Appendix B: Forward-Looking FY07 Consumer Foods Segment Operating Margin H1 FY07 $ 521 Consumer Foods Operating Profit Adjusted for Restructuring Charges 64 Restructuring Charges 16.0% $ 3,262 $ 457 Prior to consideration of any impact of the Peter Pan Peanut Butter recall (which impact had not been determined at the time this presentation was printed), management expected Consumer Foods operating margins for H2 FY 07 that are consistent with or slightly improved as compared to first half margins.  The timing and amount of items impacting sales and operating profit for Consumer Foods in the second half make a more detailed reconciliation of the segment’s expected FY 07 operating margins impracticable.  The expected impact on FY 07 diluted EPS company-wide of the peanut butter recall is addressed in a February 20, 2007 press release. Consumer Foods Operating Margin (%) Consumer Foods Net Sales Consumer Foods Operating Profit Dollars in Millions (Rounded)